                                                                   EXHIBIT 10.21


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF UNLESS THE BORROWER HAS RECEIVED A WRITTEN OPINION FROM COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE BORROWER STATING THAT SUCH TRANSFER IS BEING MADE IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN INTERCREDITOR AND SUBORDINATION AGREEMENT DATED AS OF NOVEMBER 14, 2002 AMONG JPMORGAN CHASE BANK, GENERAL ELECTRIC CAPITAL CORPORATION AND KEY PRINCIPAL PARTNERS, LLC (THE "SUBORDINATION AGREEMENT") TO THE "SENIOR DEBT" (AS DEFINED IN THE SUBORDINATION AGREEMENT), AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

THIS NOTE WILL BE CONSIDERED TO HAVE BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR PURPOSES OF SECTIONS 1271 ET SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE ISSUE DATE OF THIS NOTE IS NOVEMBER 14, 2002. FOR INFORMATION REGARDING THE ISSUE PRICE, AMOUNT OF OID PER $1,000 OF PRINCIPAL AMOUNT AND YIELD TO MATURITY FOR PURPOSES OF THE OID RULES, PLEASE CONTACT THE TREASURER OF THE BORROWER AT 2155 CHENAULT DRIVE, SUITE 410, CARROLLTON, TEXAS 75006, TELEPHONE: (972) 241-1535.


                                  T-NETIX, INC.

                     13% SENIOR SUBORDINATED PROMISSORY NOTE

                              DUE NOVEMBER 13, 2008

$9,000,000                                                      Cleveland, Ohio
                                                              November 14, 2002


         FOR VALUE RECEIVED, the undersigned, T-NETIX, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of KEY PRINCIPAL PARTNERS, L.L.C. ("KPP" and together with its registered assigns, the "Holder"), the principal sum of Nine Million Dollars ($9,000,000) on November 13, 2008 (the "Maturity Date"), with interest thereon from time to time as provided herein.

         1. Securities Purchase Agreement. This Senior Subordinated Promissory Note (the "Note") is issued by the Borrower, on the date hereof, pursuant to the Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of November 14, 2002, by and between the Borrower and KPP and is subject to the terms thereof. This Note, together with all other promissory notes issued pursuant to Sections 11 or 12 hereof, are hereinafter referred to as the "Notes." The Holder is entitled to the benefits of this Note and the Securities Purchase Agreement, as it relates to this Note, and may enforce the agreements of the Borrower contained in this Note and the Securities Purchase Agreement and exercise the remedies provided for in this Note and the Securities Purchase Agreement or otherwise available in respect hereto and thereto. Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

         2. Interest.

             (a) Interest Rate. The Borrower promises to pay interest ("Interest") on the principal amount of this Note and any Deferred PIK Interest (from the Deferral Date) at the rate of 13.00% per annum (the "Interest Rate"). Interest on this Note shall accrue from and including the date of issuance through and until repayment of the principal amount of this Note and payment of all Interest and PIK Interest in full and shall be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest shall be paid quarterly in arrears on each April 1, July 1, October 1 and January 1 of each year or, if any such date shall not be a Business Day, on the next succeeding Business Day to occur after such date (each date upon which interest shall be so payable, an "Interest Payment Date"), beginning on January 1, 2003.

             (b) PIK Interest. The Borrower further promises to pay PIK interest ("PIK Interest") on the principal amount of this Note at the rate of 4.75% per annum. PIK Interest on this Note shall accrue from and including the date of issuance through and until repayment of the principal amount of this Note and payment of all Interest and PIK Interest in full and shall be computed on the basis of a 360-day year comprised of twelve 30-day months. PIK Interest shall be paid at the option of the Borrower (i) on each Interest Payment Date, or (ii) such PIK Interest payment may be deferred until the Maturity Date ("Deferred PIK Interest"), whereby the amount of such Deferred PIK Interest shall be added to the principal balance of this Note as of the applicable Interest Payment Date (the "Deferral Date").


             (c) Payment of Interest. Interest and PIK Interest on this Note shall be paid in cash by wire transfer of immediately available funds to an account at a bank designated in writing by the Holder. In the absence of the written designation of an account for the payment of Interest or PIK Interest by wire transfer, any such Interest or PIK Interest payment shall be deemed made on the date a certified check in the applicable amount payable in lawful money of the United States of America to the order of the Holder is received by the Holder at its last address as reflected in the Note Register (as defined in Section 11(b) hereof); if no such address appears, then to such Holder in care of the last address in such Note Register of any predecessor Holder of this Note.

             (d) Default Rate of Interest. Notwithstanding the foregoing provisions of this Section 2, but subject to applicable law, any overdue principal of and overdue Interest on this Note shall bear interest, payable on demand in immediately available funds, for each day from the date payment thereof was due to the date of actual payment, at a rate equal to the sum of (i) the Interest Rate and (ii) an additional 2.00% per annum (such sum being referred to herein as




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

the "Default Rate"), and, upon and during the occurrence of an Event of Default (as defined in the Securities Purchase Agreement), this Note shall bear interest, from the date of the occurrence of such Event of Default until such Event of Default is cured or waived, payable on demand in immediately available funds, at a rate equal to the Default Rate. Subject to applicable law, any interest that shall have accrued on overdue Interest on this Note as provided in the preceding sentence and that shall not have been paid in full on or before the next Interest Payment Date to occur after the date on which the overdue Interest became due and payable shall itself be deemed to be overdue Interest on this Note to which the preceding sentence shall apply.

             (e) No Usurious Interest. In the event that any interest rate(s) provided for in this Section 2, shall be determined to be unlawful, such interest rate(s) shall be computed at the highest rate permitted by applicable law. Any payment by the Borrower of any interest amount in excess of that permitted by law shall be considered a mistake, with the excess being applied to the principal amount of this Note without prepayment premium or penalty; if no such principal amount is outstanding, such excess shall be returned to the Borrower.

         3. Redemption. This Note, the Borrower and the Holder are subject to mandatory and optional redemption provisions contained in Section 12 of the Securities Purchase Agreement.

         4. Amendment. Amendments and modifications of this Note may be made, subject to the terms and conditions of the Subordination Agreement, only in the manner provided in Section 13.4 of the Securities Purchase Agreement.

         5. Subordination. This Note shall at all times be subject to the terms and conditions of the Subordination Agreement.

         6. Use of Proceeds. The Borrower shall use the principal amount of this
Note in accordance with the permitted uses described in Section 7.4 of the Securities Purchase Agreement.

         7. Suits for Enforcement.

             (a) Subject to the subordination provisions of Section 5 hereof and the Subordination Agreement, upon the occurrence of any one or more Events of Default, the Holder of this Note may proceed to protect and enforce its rights hereunder by suit in equity, action at law or by other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in the Securities Purchase Agreement or this Note or in aid of the exercise of any power granted in the Securities Purchase Agreement or this Note, or may proceed to enforce the payment of this Note, or to enforce any other legal or equitable right of the Holders of this Note.

         8. Remedies Cumulative. No remedy herein conferred upon the Holder is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.



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

         9. Remedies Not Waived. No course of dealing between the Borrower and the Holder or any delay on the part of the Holder in exercising any rights hereunder shall operate as a waiver of any right.

         10. Transfer.

             (a) The term "Holder" as used herein shall also include any transferee of this Note whose name has been recorded or is required to be recorded by the Borrower in the Note Register. Each transferee of this Note acknowledges that this Note has not been registered under the Securities Act, and may be transferred only pursuant to an effective registration under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act and in accordance with the procedures provided in the Securities Purchase Agreement.

             (b) The Borrower shall maintain a register (the "Note Register") in its principal offices for the purpose of registering the Note and any transfer or partial transfer thereof, which register shall reflect and identify, at all times, the ownership of record of any interest in the Note. Upon the issuance of this Note, the Borrower shall record the name and address of the initial purchaser of this Note in the Note Register as the first Holder. Upon surrender for registration of transfer or exchange of this Note at the principal offices of the Borrower, the Borrower shall, at its expense, execute and deliver one or more new Notes of like tenor in accordance with and subject to the procedures for transfer and exchange set forth in the Securities Purchase Agreement.

             (c) Subject to Sections 10(a) and 10(b) hereof, this Note may be transferred or assigned, in whole or in part, by the Holder at any time.

         11. Replacement of Note. On receipt by the Borrower of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Note (and in the case of any such mutilation, on surrender and cancellation of such Note), the Borrower, at its expense, will promptly execute and deliver, in lieu thereof, a new Note of like tenor. If required by the Borrower, such Holder must provide indemnity sufficient in the reasonable judgment of the Borrower to protect the Borrower from any loss which the Borrower may suffer if a lost, stolen or destroyed Note is replaced.

         12. Covenants Bind Successors and Assigns. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Borrower shall bind its successors and assigns, whether so expressed or not.

         13. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service or personal delivery at the addresses and in the manner specified in Section 14.2 of the Securities Purchase Agreement. All such notices and communications shall be deemed to have been duly given: if personally delivered, when delivered by hand; if delivered by commercial overnight courier





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

service, when delivered by courier; if mailed, five (5) Business Days after being deposited in the mail, postage prepaid; or if telecopied, when receipt is acknowledged.

         14. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAWS OF THE STATE OF OHIO, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE (INCLUDING GIVING EFFECT TO GENERAL OBLIGATIONS LAW SECTION 5-1401).

         15. JURISDICTION, JURY TRIAL WAIVER, ETC.

             (a) EACH PARTY TO THIS NOTE HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE BROUGHT IN THE COURTS OF THE STATE OF OHIO OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF OHIO AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 14.2 OF THE SECURITIES PURCHASE AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING.

             (b) EACH PARTY TO THIS NOTE HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS NOTE OR ANY OF THE OTHER TRANSACTION DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. THE BORROWER (I) CERTIFIES THAT NEITHER THE HOLDER NOR ANY REPRESENTATIVE OR ATTORNEY OF THE HOLDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE HOLDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (II) ACKNOWLEDGES THAT THE HOLDER HAS BEEN INDUCED TO PURCHASE THIS NOTE BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

         16. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid,




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

illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof. The Borrower and the Holder further agree to replace such invalid, illegal or unenforceable provision of this Agreement with a valid, legal and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, illegal or unenforceable provision.

             17. Headings. The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

             18. No Strict Construction. The Borrower and the Holder each acknowledge that they have been represented by counsel in connection with this Note, the other Investment Documents and the Transactions. The Borrower and the Holder have participated jointly in the negotiation and drafting of this Note and the other Investment Documents. In the event an ambiguity or question of intent or interpretation arises under any provision of this Note or any Investment Document, this Note or such other Investment Document shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Note or any other Investment Document.

             19. IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

                                           T-NETIX, INC.


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------





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